DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

____
(signature)

KUMAR GURSAHANEY
(print name)

Dated: 4/8/10

BH01\1133231.2
ID\JMWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

(signature)

Mark P. Harmon

(print name)

Dated: 4/7/10

BH01\1133231.2
ID\JMWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

____
(signature)

Matthew Kaydon
(print name)

Dated: 4-8-10

BH01\1133231.2
ID\JMWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

[signature]

(signature)

Stephen J. Bernstein

(print name)

Dated: 8 April 10

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

____
(signature)

Jerry L. Hutter
(print name)

Dated: 4/9/10

BH01\1133231.2
ID\JMWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

[signature]
(signature)

Nicholas H. Adler
(print name)

Dated: April 8, 2010

BH01\1133231.2
ID\MWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

[signature]
(signature)

David J. Stern
(print name)

Dated: 4-8-10

BH01\1133231.2
ID\JMWH - 106621/0001

DJSP ENTERPRISES, INC.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Kumar Gursahaney and David J. Stern, and each of them acting alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution for such person and in such person's name, place and stead, in any and all capacities, which said attorneys-in-fact and agents may deem necessary or advisable to enable DJSP Enterprises, Inc. (the "Corporation") to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the Registration Statement on Form F-1 filed by the Corporation with the Commission on February 16, 2010 (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for the undersigned any and all amendments (including post-effective amendments) to the Registration Statement filed by the Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, under the Securities Act of 1933, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

____
(signature)

JUAN V. RUIZ
(print name)

Dated: 4/12/10

BH01\1133231.2
ID\JMWH - 106621/0001